Exhibit 99.1

 NYSE-A: CTGO  BUILDING ALASKA’S   NEXT GOLD MINES   November   2023  Exhibit 99.1

 FORWARD LOOKING STATEMENT  The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report").  Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable.   For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.

 Alaska considered one of the top 10 jurisdictions in the world for mining investments1  Manh Choh Mine - One of the world’s highest grade open pit gold mines (8 g/t expected average grade)  We believe the following factors significantly de-risk the Manh Choh project:  Agreement in place with Tetlin Alaska Native Tribe  Fully Permitted - All State and Federal permits received   Proven operator for Project - Kinross  Turn-key operation, major contracts in place  Currently Mining and Stockpiling ore at Manh Choh mine site  Project financing arrangements in place ING/Macquarie Banks - US$70 M  Fully funded to production  Strong cash flow per share (CFPS) expected to start in 2024   Exploration upside  1. See Fraser Institute’s annual survey of mining companies for 2021   Investment Highlights  3

 Lucky Shot Mine – Initial Resource  100% owned  Exploring historic high-grade gold mine  Permitted for mining  106,000 Oz Indicated Resource grading 14.5 g/t Au  Reserves/Resources  Exploration Stage  Fort Knox Mill  Developing Alaska’s Next Gold Mines  4  Manh Choh Mine – Mining and Stockpiling Ore Underway  Partnership with Kinross (70%) and Contango (30%)  Using existing Fort Knox milling facilities owned by Kinross  Reduced execution risk  Partnership with the Alaska Native Tetlin Tribe (Royalty)  Alaska’s Golden Triangle

 Institutional  Retail / Others  Directors & Officers (Insiders)  TRADING - NYSE AMERICAN: CTGO1   90-Day Avg. Daily Volume 57,773 shares per day   52-week range US$17.01 - $33.67   Market Cap $166 M  *Russell 3000 Inclusion - June 26, 2023      CAPITAL STRUCTURE2   Issued & Outstanding 9.4 M   Warrants 0.4 M   Options 0.1 M   Fully Diluted 9.9 M      FINANCIAL POSITION2   Cash $18.0 M  Debt (gross) $40.0 M      ANALYST COVERAGE    Cantor Fitzgerald Mike Kozak    Roth Capital Partners Mike Niehuser    Fundamental Research Corp. Nina Rose Coderis   Maxim Group Tate Sullivan   Freedom Capital Dilrukh Sharipov        TOP SHAREHOLDERS   Hexagon Asset Management Alaska Future Fund   Tocqueville Asset Management Insiders   GAMCO Investors   1. Approximate amounts reported as of October 10, 2023  2. Approximate amounts estimated as of September 30, 2023  Capital Structure  5

 Feasibility in 2022Construction in 2023 Production in 2024Explore 2,800km2 area   Development Plan - Mine Manh Choh gold ore and then truck and process the ore at Kinross’ Fort Knox Milling complex  Reduces execution risk to produce gold and silver over 4.5 year mine-life starting second half of 2024  Kinross JV expenses since inception: >$120 million   Road construction continued through Winter 2022-23 – Ahead of schedule and on budget  $43 million Peak Gold H1 2023 budget completed  $122 million H2 2023 Peak Gold budget underway – Construction nearing completion and mining at Manh Choh site has commenced     ALL MINE OPERATING PERMITS RECEIVED  MINING UNDERWAY CONSTRUCTION NEAR COMPLETION  NEAR-TERM PRODUCTION POTENTIAL & EXPLORATION UPSIDE   Manh Choh Gold Project  6

 Manh Choh Update – Groundbreaking Ceremony   Mining Operations Initiated   7

 Manh Choh Update – Mining Underway  8

 Kiewit selected as mining contractor  Founded in 1884, Kiewit is one of the largest engineering, construction  and mining companies in North America  Mining and Road Haul Contractors Engaged  9  Contracted for Ore Haul   Alaska Business for 35 Years

 10  10  Completed  Completed  Mill Modifications at Fort Knox

 Using existing infrastructure at Fort Knox, Peak Gold is planning on a H2 2024 start date  Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 gold equivalent ounces (“GEO”) per annum (30% to Contango Ore = +274,000 GEO or 67,500 GEO/Yr)1  Average processed grades expected to be ~8 g/t Au   Capital Costs    Initial $189 million (including $14M Contingency) for Peak Gold – Contango’s share: $56.8 million   $26 million Capitalized Strip – Contango’s share: $7.8 million    Total Capital Costs to Contango = $64.6 million based on the Manh Choh SK 1300 Report1   Operating Costs - Contango AISC = $1,116/GEO1     Model Assumptions per Contango Manh Choh SK 1300 Report1  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. he The  Manh Choh Gold Project: Anticipated Economics  11

 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Grade Comparsion1  12  One of the Highest-Grade Open Pit Gold Mines in the World

 Illustrative Economics at Select Gold Prices1  At gold spot price ($1,920/Ounce) as of August 28, 2023   $129 M+ of annual revenue  $54 M+ of annual cash flow  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Illustrative Economics  13

 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Cashflow Per Share1  14  Strong Projected Cash Flow per Share

 Main MC  North MC  $3 Million Exploration Program Budgeted for 2023  Continued exploration for new resources in Chief Danny area  Further evaluation of 685,000 acre Manh Choh project   Additional regional stream sediment sampling  Geologic mapping   Geophysical surveys including detailed ground gravity survey     Manh Choh Project and Surrounding Targets  15

16

Timeline to Production

- Approximately $19 M program in 2021 which included resource in-fill, hydrology, geotechnical, metallurgical engineering; environment and community outreach
- With ~$2 M exploration drilling to potentially expand the mine life

- Approximately $40 M program in 2022
- Kinross Feasibility Study completed and permitting activities are advancing well
- Wetlands Dredge and Fill (404) Permit from USACE
- Other permits issued by State of Alaska

Production expected to commence in H2 2024

DRILLING → SCOPING STUDY → PERMITTING & FEASIBILITY → DETAILED DESIGN PROCUREMENT CONSTRUCTION → PRODUCTION

Community Engagement

- Tetlin Tribe indicates their support for the project development plan;
- Continued community engagement

"Early Works" construction decision announced in July 2022
Road construction/mill modification/camp

Mine Site construction decision with receipt of Mine Operating Plan approved in May 2023



Image used with permission from Kinross

CONTANGO ORE

 1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1  Early-Stage Exploration Projects   (100% owned)  Eagle-Hona  Triple Z  Shamrock  Current focus on    Lucky Shot mine   Tintina Gold Belt1: >100 Million Ounce Gold Endowment  17

 Coleman Adit  Lucky Shot “500” Adit  War Baby Adit  Looking NNE  Enserch Tunnel  Lucky Shot Vein     15.6 g/t Au = ½ Oz/ton Au1    +1 mile (1.6 km) strike length   and open along strike and down dip  See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t  Lucky Shot Vein: Overview  18  Lucky Shot Mine reported 252,000 ozs from 169,000 tons of free-milling ore indicating an average head grade of 40 g/t Au (1.28 oz/ton) with additional production from the Coleman and War Baby mines1.

 Lucky Shot Vein: Ariel View  19  1 The historical production information presented is based upon reports file by the US Geological Survey from information provided by prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information ( see Harlan, et al., 2017 and Stoll, 1997). The historical information may not be representative of future results of the Company’s activities,

 Fully Permitted Active Mine Site   Safety First Approach  Zero LTIs  Lucky Shot: Fully Permitted Mine Site - Safety First   20

21

Lucky Shot Vein: Oblique View – Looking West

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined Segments of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA

Link: https://www.contangoore.com/investors/overview



Coleman
Lucky Shot
War Baby
Murphy
Plunge +18
Azimuth 245
0
250
500
750

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”).

 ?  Coleman Segment of Lucky Shot Vein: Infill and Expand Resource   22  Objectives:  Upgrade 100,000 Oz Indicated Resource to Measured category  Increase M&I Resource to 150,000 oz gold  Evaluate mine optimization from Enserch tunnel  Assess continued exploration opportunities   Classification  Tonnes    Au Grade (g/t)  Au Ounces      Measured  -  -  -  Indicated  190,092  15.6  95,036  TOTAL  190,092  15.6  95,036  Inferred  74,265  9.9  23,642  Currently:  Coleman Segment of Lucky Shot Vein  ?

 Oblique View of Lucky Shot Segment – Looking NE  Lucky Shot Vein: Exploration Open Along Strike and Down Dip  23  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  36,871  8.9  10,584  TOTAL  36,871  8.9  10,584  Inferred  7,793  5.9  1,468  Lucky Shot Segment of Lucky Shot Vein

 13,000 meter in-fill drill program for 15-20 meter spacing  Looking Southwest  Lucky Shot Vein: Exploration Drill Plan  24  Objective: Outline 400,000 ounces of gold resource  Enserch Tunnel

25

CONTANGO ORE
GOLD SILVER COPPER

THANK YOU

Corporate Inquires:

info@contangoore.com
+1-778-386-6227
www.contangoore.com

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NYSE-A: CTGO

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.  NON-GAAP RECONCILIATION DISCLAIMER  26

 Supply and Demand: US Bonds and Gold*  • As the supply of government bonds has continued to increase over the past year, the price of bonds has declined.  • Meanwhile the supply of gold has been stable, and the price of gold has risen.  • The forecast in the coming years is for a substantial increase in the supply of bonds and a likely decrease in the supply of gold.  27  * I would like to thank and acknowledge the work of Chris Mancini    from Gabelli Group for this simple but thoughtful analysis

 The supply of new government bonds into the market has increased substantially over the past few years.   28  Chart of the total amount of U.S. government debt outstanding  2018 through 2023  Supply and Demand: US Bonds and Gold

 As bond supply has flooded the market over the past year, the price of bonds has declined.   29  Supply and Demand: US Bonds and Gold  Chart shows total government debt outstanding relative to the   price of the iShares 20 Year Plus Treasury ETF (TLT)

 30  Source: World Gold Council  Source: World Gold Council  As gold supply has remained stable, the price of gold has been relatively stable.  The chart below shows gold supply relative to the gold price over the past twelve quarters.   The supply of gold meanwhile, has been stable over the past few years  Supply and Demand: US Bonds and Gold

 Over the next 10 years at today’s gold price, supply of gold will likely decline.  Only a substantial increase in the price of gold will adequately incentivize producers to build enough new mines to replace mine depletion. The supply of bonds however, is projected to increase substantially over the next 30 years as government deficits rise.   31  While the supply of bonds in the market will likely continue to increase relentlessly, the supply of gold will decline.  Law of Supply and Demand:  If supply actually does matter, then gold will likely be a much better savings instrument than bonds.   Supply and Demand: US Bonds and Gold  Chart from the Congressional Budget Office showing the projected public debt outstanding as a percentage of GDP

 For over 10 years gold has shown a close inverse correlation with real interest rates – No longer!  “Obviously, this isn’t a normal market environment!”*  32  Supply and Demand: US Bonds and Gold  Chart shows gold price versus inversed 10 year real interest rates  * Brien Lundin

 When’s the last time that happened?….the 1970s….when gold went from $35 to $800/oz  33  Supply and Demand: US Bonds and Gold  Chart shows Gold Price un-adjusted US Dollars with Recessions  Gold Price $20.78 to $35/oz  The 1970s  ~40%  ~23X at peak after 10 year period  Gold Price “stable” between $300 to $400  between 1981 to 2000   (~10X from before move)  1933

 When’s the last time that happened?….the 1970s….when gold went from $35 to $800/oz  34  Supply and Demand: US Bonds and Gold  Chart shows Gold Price inflation adjusted US Dollars with Recessions  Gold Price $20.78 to $35/oz  The 1970s  Between 1980 and 2000  gold lost out on an inflation adjusted basis  and  shorting gold was popular!  The average inflation rate of the USD between 1980 and 2000 was 4.23% per year. The cumulative price increase of the dollar over this time was 108.98%.  1933

 When’s the last time that happened?….the 1970s….when gold went from $35 to $800/oz  35  Supply and Demand: US Bonds and Gold  Chart shows gold price un-adjusted US dollars in log scale with recessions  Gold Price $20.78 to $35/oz  Gold Price $20.78 to $35/oz  The 1970s  Remember: This is Log Scale!  And took 10 years to play out!  1933